MFS(R) EMERGING GROWTH FUND

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Manager section of the MFS Emerging Growth Fund prospectus is hereby restated as follows:

         This fund is managed by a team of portfolio managers comprised of David
         E. Sette-Ducati, an MFS Senior Vice President, and Eric B. Fischman, an MFS Vice President. These individuals have each been a portfolio manager of the fund since: Mr. Sette-Ducati - November 2000 and Mr. Fischman - April 2002, and they have been employed in the MFS investment management area since: Mr. Sette-Ducati - 1995 and Mr. Fischman - 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research and Management Company.

Members of the team may change from time to time, and a current list of team members is available on the MFS website at www.mfs.com.

                  The date of this Supplement is April 1, 2004.